COMMERCIAL LINE OF CREDIT
AGREEMENT AND NOTE

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	AGREEMENT DATE	LINE OF CREDIT LIMIT	MATURITY DATE
8280304	October 29, 2013	$250,000.00	January 30, 2015
LOAN PURPOSE: LINE OF CREDIT TO SUPPORT BUSINESS OPEARTIONS OF THE COMPANY			

BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

LINE OF CREDIT AGREEMENT AND NOTE. This Commercial Line of Credit Agreement and Note will be referred to in this document as the "Agreement."

LENDER. "Lender" means Western State Bank whose address is **7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253**, its successors and assigns.

BORROWER. "Borrower" means each person or legal entity who signs this Agreement.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on or before the Maturity Date, the Borrower promises to pay the principal amount of **Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00)** or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under the terms of this Agreement, and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Agreement will be paid according to the following required payment schedule: Beginning on **November 30, 2013**, monthly payments of accrued and unpaid interest. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date. All payments received by the Lender from the Borrower for application to this Agreement may be applied to the Borrower's obligations under this Agreement in such order as determined by the Lender.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. The initial variable interest rate on this Agreement will be **6.500%** per annum. This interest rate may change on **October 30, 2013**, and every day thereafter. Each date on which the interest rate may change is called the "Change Date." Beginning with the first Change Date, Lender will calculate the new interest rate based on **Wall Street Journal Prime Rate** in effect on the Change Date (the "Index") plus **1.000** percentage points (the "Margin"). If the Index is not available at that time, Lender will choose a new Index which is based on comparable information. The Index is used solely to establish a base from which the actual rate of interest payable under this Agreement will be calculated, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. The interest rate will never be less than **6.500%**.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law. A change in the interest rates may result in a change in your payment amount. Interest on this Agreement is calculated on an **Actual/360** day basis. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Agreement. The unpaid balance of this loan after Maturity, whether by acceleration or otherwise, shall be subject to a post-maturity rate of interest equal to the **same fixed or variable rate basis in effect before maturity.**

LATE PAYMENT CHARGE. If any required payment is more than **10** days late, then at Lender's option, Lender will assess a late payment charge of **$25.00** or **5%** of the amount of the regularly scheduled payment then past due, whichever is greater.

LINE OF CREDIT TERMS. At any time prior to the Maturity Date, the Borrower and Lender agree that the Borrower may request an advance under this Agreement up to a maximum amount equal to the Line of Credit Limit if before and after the request:

- The outstanding borrowings under this Agreement are not in excess of the Line of Credit Limit.
- An Event of Default does not exist
- The Lender is not precluded by law from making the advance.

Advances.

- Advances under this Agreement may be requested orally or in writing by the Borrower or by an authorized person.
- The total of all advances requested and unpaid principal cannot exceed **Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).**
- All advances made will be charged to a loan account in Borrower's name on Lender's books, and the Lender shall debit such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.

Suspension and Termination. Advances under this Agreement will be available until the earlier to occur of (a) **January 30, 2015**, (b) the date the Line of Credit is cancelled by Borrower, or (c) the date the Line of Credit is cancelled by Lender due to an occurrence of an Event of Default (collectively, the "Maturity Date"). From and after the Maturity Date, no further advances will be made available to Borrower.

SECURITY TO NOTE. Security (the "Collateral") for this Agreement is granted pursuant to the following security document(s):

- Security Agreement dated **October 29, 2013**, executed by **IMEDICOR, INC**, evidencing security interest in **All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All products and proceeds of the collateral;**.
- Security Agreement dated **October 29, 2013**, executed by **JERRY SMITH**, evidencing security interest in **Certificate of Deposit, WESTERN STATE BANK # 50100903**.

RIGHT OF SET-OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Agreement, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower's account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender's right to set-off.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, mortgages, deeds of trust, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

DEFAULT. Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Agreement immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Agreement or any other agreement: (a) Borrower's failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Agreement or any other Related Documents executed in connection with this Agreement; (c) any default by Borrower under the terms of any Related Documents in favor of Lender; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower's debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents in favor of Lender entered into or delivered in connection with this Agreement terminates, attempts to terminate or defaults under any such Related Documents; (l) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity. **DEFAULT INTEREST RATE: In the event of Default, then, in that event, and in addition to any and all other provisions hereof, each and every such delinquent payment along with the entire principal balance and accrued interest, shall bear interest to the extent permitted by law at the rate which is equal to eighteen percent (18%) per annum (the "Default Rate of Interest") from the date on which the payment was due and payable until the delinquent payment is received by Holder or account servicing agent. If any installment payment shall be due on a day that is not a business day, then the payment shall be deemed due on the next day which is a business day. The term "business day" shall mean any day which is not a Saturday, Sunday or federally observed holiday. If such Default Rate of Interest may not be collected from Maker under applicable law, then the Note shall bear interest at the maximum increased rate of interest, if any, which may be collected from Maker under applicable law.**

Maker and all endorsers and guarantors hereof jointly and severally agree with Holder that Holder may, from time to time, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given therefore, take or release other or additional security, or agree in writing with Maker to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder, without notice in such manner as Holder may see fit, all without in any way affecting or releasing the liability of Maker and all endorser and guarantors hereof.

All makers, sureties, guarantors and endorser hereof, severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, and waive any and all lack of diligence or delays in collection or enforcement hereof. This Note shall be the joint and several obligations of all makers, sureties, guarantors and endorser,

and shall be binding upon them and their successors and assigns. All makers, sureties, guarantors and endorser hereof, severally waive any homestead or exemption right.

INTERESTS RATES NOT TO EXCEED THE MAXIMUM ALLOWED BY LAW: Maker agrees to an effective rate of interest that is the rate stated in this Note plus any additional rate of interest resulting from any other changes in the nature of interest paid or to be paid in connection with this Note. In no event, whether by reason of demand or acceleration of the maturity of this Note, nonmonetary default or otherwise, shall the interest contacted for, charged, or received by Holder hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive any sum or other item of value deemed interest under applicable law that would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of maturity and not to the payment of interest, or such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of the indebtedness evidenced by this Note so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Agreement is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Agreement is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Agreement without invalidating the remainder of either the affected provision or this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GOVERNING LAW. This Agreement is governed by the laws of the state of Arizona except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS' FEES AND OTHER COSTS. If legal proceedings are instituted to enforce the terms of this Agreement, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

ADDITIONAL PROVISIONS. As required by Section 4107(d)(2) of the Small Business Jobs Act of 2010, Borrower hereby certifies to Lender that the principals of Borrower and its affiliates have not been convicted of, or pleaded nolo contendre to, a sex offense against a minor (as such terms are defined in section 111 of the Sex Offender Registration and Notification Act (42 U.S.C. 16911)).The term "principals" is defined as follows: if a sole proprietorship, the proprietor; if a partnership, each managing partner and each partner who is a natural person and holds a 20% or more ownership interest in the partnership; and if a corporation, limited liability company, association or a development company, each director, each of the five most highly compensated executives or officers of the entity, and each natural person who is a direct or indirect holder of 20% or more of the ownership stock or stock equivalent of the entity.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the related transactions.

By signing this Agreement, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.

IMEDICOR, INC

Robt McDermott 10/31/13

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

LENDER: Western State Bank

Shane Randall 10/29/13

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

BUSINESS LOAN AGREEMENT

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

AGREEMENT DATE	AGREEMENT/ACCOUNT NUMBER	
October 29, 2013	8280304	

BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

Type of Business Entity: Corporation
State of Organization/Formation: Nevada

HYPOTHECATOR INFORMATION

JERRY SMITH
5525 E SAN MIGUEL
Paradise Valley, AZ 85253

Type of Entity: Individual
State of Residence: Arizona

AGREEMENT. This Business Loan Agreement will be referred to in this document as the "Agreement." This Agreement is made by Western State Bank (Lender), IMEDICOR, INC (Borrower), JERRY SMITH (Hypothecator). The consideration is the promises, representations, and warranties made in this Agreement and the Related Documents.

DEFINITIONS. These definitions are used in this Agreement.

"Collateral" means the Property that any Party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

"Events of Default" means any of the events described in the "Events of Default" section of this Agreement.

"Financial Statements" means the balance sheets, earnings statements, and other financial information that any Party has, is, or will be giving to Lender.

"Indebtedness" means the Loan and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

"Loan" means any loan or loans described in the "Identification of Indebtedness" section of this Agreement.

"Parties" means all Borrowers, Guarantors, and Hypothecators signing this Agreement.

"Party" means any Borrower, Guarantor, or Hypothecator signing this Agreement.

"Property" means the Parties' assets, regardless of what kind of assets they are.

"Related Documents" means all documents, promissory notes, security agreements, leases, mortgages, construction loan agreements, assignments of leases and rents, guaranties, pledges, and all other documents or agreements executed in connection with this Agreement. The term includes both documents existing at the time of execution of this Agreement and documents executed after the date of this Agreement.

IDENTIFICATION OF INDEBTEDNESS. The following loan and any and all amendments, modifications, extensions, and renewals thereof are subject to this Agreement:

- Loan Number **8280304** with a principal amount of **$250,000.00**

BORROWER'S REPRESENTATIONS AND WARRANTIES. The statements made in this section will continue and remain in effect until all of the Indebtedness is fully paid to Lender. Each Borrower represents and warrants to Lender the following:

Borrower's Existence and Authority. Each Borrower is duly formed and in good standing under all laws governing the Borrower and the Borrower's business, and each Borrower executing this Agreement has the power and authority to execute this Agreement and the Related Documents and to bind that Borrower to the obligation created in this Agreement and the Related Documents.

Financial Information and Filing. All Financial Statements provided to Lender have been prepared and will continue to be prepared in accordance with generally accepted accounting principles, consistently applied, and fully and fairly present the financial condition of each Borrower, and there has been no material adverse change in Borrower's business, Property, or condition, either financial or otherwise, since the date of Borrower's latest Financial Statements. Each Borrower has filed all federal, state, and local tax returns and other reports and filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other

charges that are due and payable prior to the date of this Agreement. Each Borrower has made reasonable provision for these types of payments that are accrued but not yet payable. The Borrower does not know of any deficiency or additional assessment not disclosed in the Borrower's books and records.

Title and Encumbrances. Each party has good title to all of the Borrower's assets. All encumbrances on any part of the Property were disclosed to Lender in writing prior to the date of this Agreement.

Compliance with General Law. Each Borrower is in compliance with and will conduct its business and use its assets in compliance with all laws, regulations, ordinances, directives, and orders of any level of governmental authority that has jurisdiction over the Borrower, the Borrower's business, or the Borrower's assets.

Environmental Laws. The Borrowers are in compliance with all applicable laws and rules of federal, state, and local authorities affecting the environment, as all have been or are amended.

No Litigation/No Misrepresentations. There are no existing or pending suits or proceedings before any court, government agency, arbitration panel, administrative tribunal, or other body, or threatened against Borrower that may result in any material adverse change in the Borrower's business, property, or financial condition, and all representations and warranties in this Agreement and the Loan Documents are true and correct and no material fact has been omitted.

COVENANTS. On the date of this Agreement and continuing until the Indebtedness is repaid and Borrower's obligations are fully performed, Borrower covenants as follows.

Notices of Claims and Litigation/Notice of Adverse Events. Borrower will promptly notify Lender in writing of all threatened and actual litigation, governmental proceeding, default, and every other occurrence that may have a material adverse effect on Borrower's business, financial condition, or the Property.

Insurance. Borrower will maintain adequate fire and extended risk insurance coverage, business interruption, workers' compensation, commercial general liability, and other insurance required by law or as may be required by Lender. All insurance policies will be in amounts, upon terms, and in a form acceptable to Lender. All policies must be carried with insurers acceptable to Lender. Borrower will provide evidence satisfactory to Lender of all insurance and that the policies are in full force and effect and all insurance on the Collateral will name Lender as a mortgagee and loss payee, will include a lender's loss payable endorsement, and will require 10 days advance written notice to Lender of any cancellation of coverage. If the Borrower fails to maintain required insurance, the absence of the required insurance will be an Event of Default. If this happens, Lender may buy the insurance, but will have no obligation to buy it. These amounts paid by Lender will be added to the Indebtedness or will be payable on demand, at Lender's option.

Confirmatory Documents and Actions. Borrower agrees that on Lender's request, Borrower will do any act or execute any additional documents that are or may be required to make the terms of the Loan conform to the conditions contained in Lender's commitment to Borrower. Within five days of Lender's request, Borrower will furnish an estoppel certificate in a form Lender approves.

Payment of Taxes. Borrower will pay all taxes, levies, and assessments required by all local, state, and federal agencies. Borrower will make these payments when the amounts are due but before any penalty for late payment is imposed. Borrower's failure to promptly pay any tax, levy, or assessment due will be an Event of Default unless Borrower is diligently disputing the amount and Borrower has established a reserve account for the payment of the taxes if Borrower does not prevail in the dispute.

Business Existence and Operations. Borrower will keep Borrower's existence in its current organizational form in full force and effect unless Lender gives prior written consent to Borrower's proposed change. Borrower will not sell or merge Borrower's business or any part of Borrower's business without the Lender's prior written consent. Borrower will continue its business as currently conducted. Borrower will not change its name, its identification number, or its place of organization without Lender's prior written consent. Borrower will keep its books and records at the address in this Agreement. Borrower will promptly notify Lender in writing of any planned change in Borrower's principal place of business.

Environmental Compliance. Borrower will comply with all laws affecting the environment. Borrower will notify Lender within ten days after Borrower receives a summons, notice, citation, letter, or any other type of notice from any federal, state, or local authority, or any other person that claims Borrower is in violation of any law affecting the environment. Borrowers indemnify and hold Lender harmless from all violations of any environmental laws. This indemnity includes all costs and expenses incurred by Lender, including reasonable attorneys' fees, that are related to a violation of any environmental laws, even if the Indebtedness has been paid at the time any proceeding, claim, or action is started against Lender. Lender may itself or through Borrower arrange for an environmental audit prepared by a qualified environmental engineering firm acceptable to Lender to confirm the continued accuracy of Borrower's environmental representations and warranties. Borrower will pay for the environmental audit.

Use of Proceeds. Borrower will use the Loan proceeds in its business.

Pay Limitations. Borrower will not draw, permit, or pay anyone more than is reasonable for services provided to Borrower.

No Borrowings, Guarantees, or Loans. Borrower will not incur debt, borrow money, or guaranty any loan or other obligation. Borrower will not lend any money or sell any of Borrower's accounts receivable without Lender's prior written permission.

No Encumbrances or Transfer of Assets. Borrower will not mortgage, assign, hypothecate, or encumber any of the Property except to Lender without Lender's prior written permission. Borrower will not sell, transfer, or assign any of the Property without Lender's prior written permission. Borrower will not merge, consolidate, sell, transfer, license, lease, encumber or otherwise dispose of Borrower's Property or Borrower's business.

No Dividends, Distributions and Redemptions. Borrower will not pay or declare any dividend, or make any other distribution on account of any shares of any class of its stock or other ownership interest, or redeem, purchase, or otherwise acquire directly or indirectly, any shares of any class of its capital stock or other ownership interest.

No Loans or Investments. Borrower will not make any loans or advances to, or investments in, other persons, corporations or entities.

EVENTS OF DEFAULT. The occurrence of any of the following events will be an Event of Default.

Noncompliance with Lender Agreements. Default by Borrower or Hypothecator under any provision of this Agreement, the Related Documents, or any other agreement with Lender.

False Statements. If a Party made or makes a false or misleading misrepresentation in the Related Documents, in any supporting material submitted to Lender or to third parties providing reports to Lender, or in Financial Statements given or to be given to Lender.

Material Adverse Change. Any material adverse change in the Borrower's business, financial condition, or the Property has occurred or is imminent; if the full performance of the obligations of any Party is materially impaired; or if the Collateral and its value or Lender's rights with respect thereto are materially impaired in any way. The existence or reasonable likelihood of litigation, governmental proceeding, default, or other event that may materially and adversely affect a Party's business, financial condition, or the Property.

Insolvency or Liquidation. A Party voluntarily suspends transaction of its business or does not generally pay debts as they mature. If a Party has or will make a general assignment for the benefit of creditors or will file, or have filed against it, any petition under federal bankruptcy law or under any other state or federal law providing for the relief of debtors if the resulting proceeding is not discharged within thirty days after filing. If a receiver, trustee, or custodian is or will be appointed for a Party.

Default on Unrelated Debt. If Borrower or Hypothecator materially defaults under a provision of an agreement with a third party or if the indebtedness under such an agreement is accelerated.

Judgments or Attachments. If there is entered against a Party a judgment that materially affects the Borrower's business, financial condition, or the Property, or if a tax lien, levy, writ of attachment, garnishment, execution, or similar item is or will be issued against the Collateral or which materially affects Borrower's business, financial condition, or the Property, and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for thirty days after it was issued.

Collateral Impairment. Lender has a good-faith belief that Lender's rights in the Collateral are or will soon be impaired or that the Collateral itself is or soon will be impaired.

Termination of Existence or Change in Control. If Borrower or Borrower's business is sold or merged or if Borrower or Borrower's business suspends business or ceases to exist.

Insecurity. If Lender has a good-faith belief that any Party is unable or will soon be unable to perform that Party's duties under this Agreement or under the Related Documents.

Death. The death of an individual who is a Party, a partner in a partnership that is a Party, a member in a limited liability company that is a Party, an officer of a corporation that is a Party, or an individual of similar position in any other type of business organization that is a Party.

DEFAULT INTEREST RATE: In the event of Default, then, in that event, and in addition to any and all other provisions hereof, each and every such delinquent payment along with the entire principal balance and accrued interest, shall bear interest to the extent permitted by law at the rate which is equal to eighteen percent (18%) per annum (the "Default Rate of Interest") from the date on which the payment was due and payable until the delinquent payment is received by Holder or account servicing agent. If any installment payment shall be due on a day that is not a business day, then the payment shall be deemed due on the next day which is a business day. The term "business day" shall mean any day which is not a Saturday, Sunday or federally observed holiday. If such Default Rate of Interest may not be collected from Maker under applicable law, then the Note shall bear interest at the maximum increased rate of interest, if any, which may be collected from Maker under applicable law.

Maker and all endorsers and guarantors hereof jointly and severally agree with Holder that Holder may, from time to time, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given therefore, take or release other or additional security, or agree in writing with Maker to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder, without notice in such manner as Holder may see fit, all without in any way affecting or releasing the liability of Maker and all endorser and guarantors hereof.

All makers, sureties, guarantors and endorser hereof, severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, and waive any and all lack of diligence or delays in collection or enforcement hereof. This Note shall be the joint and several obligations of all makers, sureties, guarantors and endorser, and shall be binding upon them and their successors and assigns. All makers, sureties, guarantors and endorser hereof, severally waive any homestead or exemption right.

INTERESTS RATES NOT TO EXCEED THE MAXIMUM ALLOWED BY LAW: Maker agrees to an effective rate of interest that is the rate stated in this Note plus any additional rate of interest resulting from any other changes in the nature of interest paid or to be paid in connection with this Note. In no event, whether by reason of demand or acceleration of the maturity of this

Note, nonmonetary default or otherwise, shall the interest contacted for, charged, or received by Holder hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive any sum or other item of value deemed interest under applicable law that would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of maturity and not to the payment of interest, or such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of the indebtedness evidenced by this Note so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

REMEDIES ON DEFAULT.

Remedies, No Waiver. The remedies provided for in this Agreement, the Related Documents, and by law are cumulative and not exclusive. Lender reserves the right to exercise some, all, or none of its rights and reserves the right to exercise any right at any time that Lender has the right, without regard to how much time has passed since the right arose. Lender may exercise its rights in its sole, absolute discretion.

Acceleration, Setoff. Upon an Event of Default, the Loan and the Indebtedness may, at Lender's sole option, be declared immediately due and payable. Lender may apply the Parties' bank accounts and any other property held by Lender against the Indebtedness.

ATTORNEYS' FEES AND OTHER COSTS. If legal proceedings are instituted to enforce the terms of this Agreement, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

EXPENSES. The Parties agree to pay all of Lender's reasonable expenses incidental to perfecting Lender's security interests and liens, all insurance premiums, Uniform Commercial Code search fees, and all reasonable fees incurred by Lender for audits, inspection, and copying of the Parties' books and records. The Parties also agree to pay all reasonable costs and expenses of Lender in connection with the enforcement of Lender's rights and remedies under this Agreement, the Related Documents, and any other agreement between one or more Parties and Lender, and in connection with the preparation of all amendments, modifications, and waivers of consent with respect to this Agreement, including reasonable attorneys' fees.

GOVERNING LAW/PARTIAL ILLEGALITY. This Agreement and the Related Documents are and will be governed by, and the rights of the Parties will be determined by the laws of the state of Arizona except to the extent that federal law controls. If any part, term, or provision of this Agreement is determined to be illegal or in conflict with state or federal law, the validity of the remaining portion or provisions of this Agreement will not be affected, unless the stricken portion or provision adversely affects Lender's risk of realizing Lender's anticipated return, in which case Lender may, in its sole discretion, deem the Loan matured.

NOTICES. All notices required under this Agreement must be in writing and will be considered given: (i) on the day of personal delivery, or (ii) one business day after deposit with a nationally recognized overnight courier service, or (iii) three business days after deposit with the United States Postal Service certified mail, return receipt requested. Any of these methods may be used to give notice. All notices must be sent to the party or parties entitled to notice at the addresses first set forth in this Agreement. Any Party may change its address for notice purposes on five days prior written notice to the other Parties.

INTEGRATION AND AMENDMENT. This Agreement and other written agreements among the Parties, including but not limited to the Related Documents, are the entire agreement of the Parties and will be interpreted as a group, one with the others. None of the Parties will be bound by anything not expressed in writing, and this Agreement cannot be modified except by a writing executed by those Parties burdened by the modification.

FURTHER ACTION. The Parties will, upon request of Lender, make, execute, acknowledge, and deliver to Lender the modified and additional instruments, documents, and agreements, and will take the further action that is reasonably required, to carry out the intent and purpose of this transaction.

CONTINUING EFFECT. Unless superseded by a later Business Loan Agreement, this Agreement will continue in full force and effect until all of the Parties' obligations to Lender are fully satisfied and the Loan and Indebtedness are fully repaid.

HEADINGS. All headings in this Agreement are included for reference only and do not have any effect on the interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed by the Parties using any number of copies of the Agreement. All executed copies taken together will be treated as a single Agreement.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

TRANSFERS. Borrower may not assign or transfer its rights or obligations under this Agreement without Lender's prior written consent. Lender may transfer its interest in Lender's sole discretion. Borrower waives all rights of offset and counterclaim Borrower has against Lender. The purchaser of a participation in the loan may enforce its interest regardless of any claims or defenses Borrower has against Lender.

JURISDICTION. The Parties agree to waive any objection to jurisdiction or venue on the ground that the Parties are not residents of Lender's locality. The Parties authorize any action brought to enforce the Parties' obligations to be instituted and prosecuted in any state court having

jurisdiction or in the United States District Court for the District that includes Lender's location as set forth at the beginning of this Agreement. The Parties authorize Lender to elect the court at Lender's sole discretion.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the related transactions.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. Borrower will be required to submit an annual Complete Tax Return.

Borrower will be required to submit a monthly Borrowing Base Certificate, A/R Aging & A/P Aging Reports.

The borrower will be required to maintain a deposit account at Western State Bank throughout the life of the loan.

By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt of a copy hereof.

IMEDICOR, INC

____

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

AGREEMENT OF HYPOTHECATOR

Hypothecator (i) acknowledges reading and understanding this Agreement; (ii) consents to the provisions of this Agreement relating to Borrower; (iii) agrees to those portions of this Agreement that apply to Hypothecator; (iv) acknowledges that this Agreement has been freely executed without duress and after an opportunity to consult with counsel; and (v) confirms that Hypothecator received a copy of this Agreement, the Hypothecation Agreement, and the other documents Hypothecator requested.

10/31/13

JERRY SMITH Date
Individually

LENDER: Western State Bank

10/31/13

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

jurisdiction or in the United States District Court for the District that includes Lender's location as set forth at the beginning of this Agreement. The Parties authorize Lender to elect the court at Lender's sole discretion.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the related transactions.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. Borrower will be required to submit an annual Complete Tax Return.

Borrower will be required to submit a monthly Borrowing Base Certificate, A/R Aging & A/P Aging Reports.

The borrower will be required to maintain a deposit account at Western State Bank throughout the life of the loan.

By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt of a copy hereof.

IMEDICOR, INC

x Robert P McDermott Jr 10/31/13

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

AGREEMENT OF HYPOTHECATOR

Hypothecator (i) acknowledges reading and understanding this Agreement; (ii) consents to the provisions of this Agreement relating to Borrower; (iii) agrees to those portions of this Agreement that apply to Hypothecator; (iv) acknowledges that this Agreement has been freely executed without duress and after an opportunity to consult with counsel; and (v) confirms that Hypothecator received a copy of this Agreement, the Hypothecation Agreement, and the other documents Hypothecator requested.

J D Smith 10/31/13

JERRY SMITH Date
Individually

LENDER: Western State Bank

Shane Randall 10/29/13

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

COMMERCIAL SECURITY AGREEMENT

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	AGREEMENT DATE	
8280304	October 29, 2013	

BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

COLLATERAL OWNER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

AGREEMENT. For purposes of this document, the term "Agreement" is used when reference is made to this Commercial Security Agreement.

LENDER. "Lender" means **Western State Bank** whose address is **7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253** , its successors and assigns.

DEBTOR. For purposes of this Agreement, "Debtor" refers to any party to this Agreement, whose name and address is recited above, and who executes this Agreement.

SECURITY INTEREST GRANT. Debtor, in consideration of the Obligations to Lender, as defined in the "OBLIGATIONS" provision below, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral as defined in the "DESCRIPTION OF COLLATERAL" provision below. Debtor further grants Lender a security interest in the proceeds of said Collateral; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral; all products of, and accessions to, such Collateral or interests therein; any and all deposits or other sums at any time credited by or due from Lender to Debtor; and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the foregoing described Collateral secures to Lender the payment of all loans, advances, and extensions of credit from Lender to Borrower, including all renewals and extensions thereof, and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between Lender and Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

OBLIGATIONS. As used in this Agreement, the term "Obligations" shall mean any and all of Debtor's obligations to Lender, whether they arise under this Agreement or the note, loan agreement, guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations shall also include all expenditures that Lender may make under the terms of this Agreement or for the benefit of Borrower or Debtor, all interest, costs, expenses, and attorneys' fees accruing to or incurred by Lender in enforcing the Obligations or in the protection, maintenance, preservation, or liquidation of the Collateral, and any of the foregoing that may arise after the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, prior deeds of trust, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

DESCRIPTION OF COLLATERAL. The collateral covered by this Agreement (the "Collateral") is all of Debtor's assets including, without limitation, documents, documents of title (including, without limitation, warehouse receipts and bills of lading), "As-Extracted Collateral," "Fixtures," "Goods," and all of the Debtor's property described below which the Debtor now owns or may hereafter acquire or create and all proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited

to, any items listed on any schedule or list attached hereto. The Collateral described has the meanings contained in the Uniform Commercial Code as adopted in the state where the Lender is located.

Equipment. "Equipment" shall consist of all goods of the Debtor that are not inventory, farm products, titled goods, or consumer goods. Equipment includes, but is not limited to, all equipment and fixtures of every nature and description whatsoever, now owned or hereafter acquired by Debtor, wherever located, including all machinery, manufacturing equipment, shop equipment, furnishings, furniture, record keeping equipment, and vehicles, together with all accessions, parts, imbedded software, attachments, accessories, tools, and dies, or appurtenances thereto intended for use in connection therewith, and all substitutions, betterments, and replacements thereof and additions thereto.

Accounts. "Accounts" consist of the Debtor's right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; (ii) for services rendered or to be rendered; (iii) for a policy of insurance issued or to be issued; (iv) for a secondary obligation incurred or to be incurred; (v) for energy provided or to be provided; (vi) for the use or hire of a vessel under a charter or other contract; (vii) arising out of the use of a credit card or charge card or information contained on or for use with the card; (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state; or (ix) for health-care-insurance receivables.

Inventory. "Inventory" consists of all inventory and goods, other than farm products, which (i) are leased by Debtor as lessor, (ii) are held by Debtor for sale or lease or to be furnished under a contract of service, (iii) are furnished by Debtor under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in business.

Instruments. "Instruments" consist of all negotiable instruments and other writings owned or acquired by the Debtor that evidence a right to the payment of a monetary obligation, and are of a type that in the ordinary course of business are transferred by delivery with all necessary endorsements or assignments. Instruments are not themselves security agreements or leases. The term does not include investment property, letters of credit, or writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card.

General Intangibles. "General Intangibles" shall consist of all personal property now owned or hereafter acquired by the Debtor, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, or other minerals before extraction. General Intangibles shall also include all payment intangibles now held or hereafter acquired by Debtor and all software now owned or hereafter acquired by Debtor, which is not encompassed by the term "Goods," and all supporting information pertaining or relating thereto. General Intangibles include, but are not limited to, intellectual property, rights that arise under a license of intellectual property, including the right to exploit the intellectual property without liability for infringement, and the right to payment of a loan of funds that is not evidenced by chattel paper or an instrument.

Investment Property. "Investment Property" shall consist of all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodities contracts, and commodities accounts now held or hereafter acquired by the Debtor, together with all contracts, instruments, and general intangibles related thereto and all monies, income, proceeds, and benefits attributable or accruing to said property, including, but not limited to, all stock rights, options, rights to subscribe, dividends, liquidating dividends, stock dividends, dividends paid in stock, new securities, and the properties and benefits to which the Debtor is, or may hereafter become, entitled to receive on account of said property.

Chattel Paper. "Chattel Paper" shall consist of all records now held or hereafter acquired by Debtor that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods. In this paragraph, "monetary obligation" means a monetary obligation secured by the goods or owed under a lease of the goods and includes a monetary obligation with respect to software used in the goods. The term does not include (i) charters or other contracts involving the use or hire of a vessel, or (ii) records that evidence a right to payment arising out of the use of a credit card or charge card of information contained on or for use with the card. If a transaction is evidenced by records that include an instrument or series of instruments, the group of records taken together constitutes chattel paper. The definition of chattel paper includes electronic chattel paper. Debtor agrees that it will assist Lender in obtaining control of electronic chattel paper by (i) creating a single authoritative copy of the record(s) existing which is unique and identifiable, (ii) ensuring that the authoritative copy identifies the Lender as the assignee of the record(s), and (iii) ensuring that the authoritative copy is communicated to and maintained by the Lender or its designated custodian. Copies or revisions that add or change an identified assignee of the authoritative copy can be made only with the participation of the Lender. Debtor agrees that each copy or authoritative copy and any copy of a copy shall be readily identifiable as a copy that is not the authoritative copy, and any revision of any authoritative copy is readily identifiable as an authorized or unauthorized revision.

Titled Vehicle. "Titled Vehicle" consists of any and all vehicle(s) and all additions and accessions to the vehicle(s), and any replacements and substitutions of the vehicle(s). It also includes all documents of title related to the vehicle(s) as well as all products, rents, and proceeds of the vehicle(s).

Deposit Accounts. "Deposit Accounts" shall consist of all demand, time, savings, passbook, and similar deposit accounts which are now or are hereafter held by the Debtor in Lender's institution, or maintained in another bank ("Bank") and for which Debtor, Lender and Bank have entered into a duly executed Control Agreement (as used herein, the term "Bank" means an organization that is engaged in the business of banking, and includes banks, savings banks, savings and loan associations, credit unions, and trust companies), unless the deposit is a type of qualifying tax-deferred account as defined in the Internal Revenue Code, as currently in effect and amended from time to time (e.g. Individual Retirement Arrangements, qualified retirement plans, Health Savings Accounts, etc.).

WARRANTIES. The Debtor warrants the following: Debtor has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein; the security interest granted to the Lender shall be a first security interest, and the Debtor will defend same to the Lender against the claims and demands of all persons; the Debtor will fully cooperate in placing or maintaining Lender's lien or security interest; the Debtor agrees not to allow or permit any lien, security interest, adverse claim, charge, or encumbrance of any kind against the Collateral or any part thereof, without the Lender's prior written consent; all of the Collateral is located in the state of the Debtor's address specified at the beginning of this Agreement, unless otherwise certified to and agreed to by the Lender, or, alternatively, is in possession of the Lender; the Debtor will not remove or change the location of any Collateral without the Lender's prior written consent; the Debtor will use the Collateral only in the conduct of its own business, in a careful and proper manner; the Debtor will not use the Collateral or permit it to be used for any unlawful purpose; except as otherwise provided in this Agreement with respect to inventory, Debtor will not, without the Lender's prior written consent, sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein, nor will Debtor offer to sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein; the Debtor will not conduct business under any name other than that given at the beginning of this Agreement, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Debtor agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Debtor's expense, before such change occurs; the information regarding Debtor's state of organization or formation as set forth in the Resolution is correct, and Debtor further warrants that Debtor will not change Debtor's state of organization or formation without Lender's prior written consent and will assist Lender with any changes to any documents, filings, or other records resulting or required therefrom; the Debtor will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified at the beginning of this Agreement, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Debtor will, at all times, maintain the Collateral in good condition and repair and will not sell or remove same except as to inventory in the ordinary course of business; the Debtor is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of the Debtor's organizational documents (Articles of Incorporation and By-Laws if the Debtor is a corporation, Articles of Organization and Operating Agreement if the Debtor is a limited liability company, or Certificate of Limited Partnership (if applicable) or Partnership Agreement if the Debtor is a partnership), or any other agreement to which the Debtor is or may become a party; all financial information and statements delivered by the Debtor to the Lender to obtain loans and extensions of credit are true and correct and are prepared in accordance with generally accepted accounting principles; there has been no material adverse change in the financial condition of the Debtor since it last submitted any financial information to the Lender; there are no actions or proceedings, including set-off or counterclaim, which are threatened or pending against the Debtor which may result in any material adverse change in the Debtor's financial condition or which might materially affect any of the Debtor's assets; and the Debtor has duly filed all federal, state, municipal, and other governmental tax returns, and has obtained all licenses, permits, and the like which the Debtor is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid, have been paid in full.

INSURANCE. The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. All policies shall expressly provide that the Lender shall be the loss payee or, alternatively, if requested by Lender, mortgagee. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum **10** days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand.

ACCOUNTS. As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to each and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by Debtor to, the account debtor named in the account or other bona fide transaction; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims, and encumbrances of any and every nature whatsoever.

Lender shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor: (1) to transmit all proceeds of collection of accounts to Lender; (2) to notify any and all account debtors to make payments of the accounts directly to Lender; (3) to demand, collect, receive, receipt for, sue for, compound, and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment thereof; and (4) in Lender's discretion, to file any claim or take any other action or proceeding that Lender may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral.

Unless and until Lender elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Lender in writing, Debtor shall continue to collect accounts, account for same to Lender, shall not commingle the proceeds of collections of accounts with any funds of the Debtor, and shall deposit such proceeds in an account with Lender. In order to assure collection of accounts in which Lender has an interest hereunder, Lender may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Lender may designate, open and dispose of such mail, and receive the collections of accounts included therewith. Lender shall have no duty or obligation whatsoever to collect any account or to take any other action or preserve or protect the Collateral; however, should Lender elect to collect any account or take possession of the Collateral, Debtor releases Lender from any claim or claims for loss or damage arising from any act or omission in connection therewith, and costs of collection incurred by Lender shall be an obligation secured hereby and constitute a portion of the Obligations.

Upon request by Lender, whether before or after default, Debtor shall take such action and execute and deliver such documents as Lender may reasonably request in order to identify, confirm, mark, segregate, and assign accounts and to evidence Lender's interest in same. Without limiting the foregoing Debtor, upon request, agrees to assign accounts to Lender, identify and mark accounts as being subject to the security interest for pledge (or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Lender in the form as received by Debtor any and all proceeds of collection of such accounts.

Debtor will deliver to Lender, prior to the 10th day of each month, or with such other frequency as Lender may request, a written report in form and content satisfactory to Lender, showing a listing and aging of accounts and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of the assertion by any account debtor of any setoff, defense, or claim regarding an account or any other matter adversely affecting an account.

Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Lender, be held separate and apart from any other property. Debtor, on request by Lender, but not less than weekly even though no request has been made, shall report to Lender identifying information with respect to any such goods relating to accounts included in transactions under this Agreement.

INVENTORY. Debtor will deliver to Lender prior to the 10th day of each month, or on such other frequency as Lender may request, a written report in form and content satisfactory to Lender, with respect to the preceding month or other applicable period showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, and other inventory not with the preceding categories, and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss or depreciation.

Debtor will promptly notify Lender in writing of any addition to, change in, or discontinuance of its place(s) of business as shown in this Agreement, and the location of the office where it keeps its records. All Collateral will be located at the place(s) of business shown herein, as modified by any written notice(s) given pursuant hereto.

Unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Lender in the event of default or if Lender deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

All accounts that arise from the sale of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

Debtor shall take all action necessary to protect and preserve the inventory.

INSTRUMENTS. Debtor shall immediately deliver to Lender all instruments included in the Collateral. Negotiable instruments shall be endorsed to the order of Lender. With respect to other writing(s) evidencing a right to the payment of money that, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, Debtor shall deliver to Lender and to any third-party issuer a document of assignment in a form and content satisfactory to Lender assigning the Debtor's rights in the said writing(s), and the third-party issuer shall acknowledge receipt of notice of the assignment.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral.

Any and all replacement instruments and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for lender and immediately delivered to Lender to be held as part of the Collateral.

DEPOSIT ACCOUNTS. Debtor shall immediately deliver to Lender all certificated certificates of deposit included in the Collateral. Negotiable certificates of deposit shall be endorsed to the order of Lender. Debtor shall execute any and all other documents necessary to provide an appropriate security interest in any account with Lender. With respect to deposit accounts held in another Bank, Debtor shall deliver to Lender a control agreement ("Control Agreement") in a form and content satisfactory to Lender assigning the Debtor's rights in the deposit account to Lender, and the Bank shall acknowledge receipt of the Control Agreement. The Control Agreement must be in a form that provides that the Bank will comply with any instruction originated by the Lender directing disposition of funds in the Deposit Account without further

consent of the Debtor. The form of Control Agreement must be in a form satisfactory to the Lender, and must provide that said Bank will comply with a directive originated by the Lender and will not comply with any directive of the Debtor without the additional written consent of the Lender.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral, whether such have matured or the exercise of the Lender's rights results in a loss of interest or principal or other penalty on such deposits, and, in connection therewith, cause payments to be made directly to Lender.

Any and all replacement or renewal certificates and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for Lender and immediately delivered to Lender to be held as part of the Collateral.

Without limiting the foregoing, it is specifically understood and agreed that Lender shall have no responsibility for ascertaining any maturities or similar matters relating to any of the Collateral or for informing Debtor with respect to any such matters (irrespective of whether lender actually has, or may be deemed to have, knowledge thereof).

INVESTMENT PROPERTY. Immediately upon the execution of this Agreement or Debtor's acquiring rights in the Collateral, Debtor shall: (a) If the Collateral includes certificated securities to Lender and if the certificate is in registered form, register it in the name of Lender or deliver to Lender with the certificate a stock power satisfactory in form and substance to Lender. (b) If the Collateral includes uncertificated securities directly held by Debtor, transfer such securities from Debtor to Lender on the books of the issuer or cause the issuer to enter into and deliver to Lender a control agreement with Debtor and Lender, having a form and substance satisfactory to Lender, providing that issuer will comply with instructions originated by Lender without further consent of the registered owner and issuer will not follow instructions originated by Debtor without the Lender's written consent. (c) If the Collateral includes security entitlements, security accounts, or commodity accounts, cause the Lender to become the holder of the entitlements or accounts or cause the securities intermediary and/or the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, providing that said intermediary will comply with entitlements or orders originated by Lender without further consent by Debtor and will not comply with orders originated by Debtor without Lender's written consent. (d) If the Collateral includes commodity contracts, cause the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, that said intermediary will apply any value distributed on account of the commodity contract as directed by Lender without further consent by the commodity customer and will not comply with orders originated by Debtor without Lender's written consent.

Upon demand by Lender, Debtor shall execute, assign, and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments, or other evidence of payment or writing constituting or relating to any of the Collateral, all in such form and substance as may be satisfactory to Lender.

Lender shall also have a security interest in all investment property, rights, and interest of every description at any time issued or issuable as an addition to, in substitution of exchange for, or with respect to the Collateral, including, without limitation, shares issued as dividends or as the result of any reclassifications, merger, spin-off, or other reorganization. Debtor shall deliver promptly to Lender in the exact form received, any such securities or other property which come into the possession, custody, or control of Debtor, and shall with respect to such property transfer control to Lender in accord with the paragraphs above.

In its discretion and without notice to Debtor, the Lender may take any one or more of the following actions, without liability except to account for the property actually received: (a) transfer or register in its name or the name of its nominee any of the Collateral, with or without liability except to account for the property actually received; (b) transfer or register in its name or the name of its nominee any of the Collateral, with or without identification of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them to apply them to the Obligations in any order of priority; (c) to the fullest extent possible under applicable law, exercise or cause to be exercised all voting and corporate powers with respect to any of the Collateral, including all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to such Collateral, as if the absolute owner thereof; (d) exchange any of the Collateral for other property upon a reorganization, recapitalization, or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as the Lender may determine; and (e) in its absolute discretion to exercise or to withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Lender in this Agreement, without duty to do so and without responsibility for any failure to do so or to delay in so doing.

Without limiting any other right of Lender, on default the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing, or process of law of any kind, sell any or all of the Collateral, free of all rights and claims of the Debtor therein or thereto, on any recognized market or exchange at any price reasonably consistent with the market price occurring at the time of the sale of the Collateral and, notwithstanding any recent or current decreases or increases in that market price, the sale of the Collateral on such recognized market or exchange shall be deemed reasonable if conducted under ordinary terms regardless of how soon after default the Lender sells such Collateral.

ADDITIONAL COLLATERAL. In the event that Lender should, at any time, determine that the Collateral or Lender's security interest in the Collateral is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender. Lender's request for additional collateral may be oral or in writing delivered by United States mail addressed to Debtor and shall not affect any other subsequent right of the Lender to request additional Collateral.

FINANCING STATEMENT(S) AND LIEN PERFECTION. Lender is authorized to file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9, Uniform Commercial Code - Secured Transactions. Debtor agrees to provide such information, supplements, and other documents as Lender may from time to time require to supplement or amend such financing statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral. The

Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement.

LANDLORD'S WAIVER. Upon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises.

RELATIONSHIP TO OTHER AGREEMENTS. This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interest, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations. All rights and remedies of Lender in all such agreements are cumulative.

TAXES, LIENS, ETC. The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business. If the Debtor fails to pay such taxes or other charges, the Lender, at its sole discretion, may pay such charges on behalf of the Debtor; and all sums so dispensed by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand.

ENVIRONMENTAL HAZARDS. Debtor certifies that as to any real estate which has been, is now, or will be in the future owned or occupied by Debtor, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulated by any state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary. Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any state or federal law or regulation or Debtor's ownership or occupation of any real estate upon which any hazardous or environmentally harmful substance is or was previously located.

PROTECTION OF COLLATERAL. Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the Collateral: (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral; (b) pay any filing, recording, registration, licensing, certification, or other fees and charges related to the Collateral; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement, as Lender may deem necessary or appropriate from time to time. Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions. Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization. Payments and expenditures made by Lender under this authorization shall constitute additional Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation.

INFORMATION AND REPORTING. The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, and to permit the Lender, from time to time, to verify Accounts as well as to inspect, copy, and to examine the books, records, and files of the Debtor.

CROSS-COLLATERALIZATION. Debtor agrees that any security interest provided in Collateral under this Agreement or any Collateral provided in connection with any and all other indebtedness of Debtor to Lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness. This cross-collateralization provision shall not apply to any Collateral that is/are household goods or a principal dwelling.

DEFAULT. The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof; (b) the failure to perform any agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay); (e) Debtor makes application for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing; (f) the entry of any judgment against any Debtor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral; (g) the death of any Debtor who is a natural person, or of any partner of the Debtor which is a partnership; (h) the dissolution, liquidation, termination of existence, business failure, merger, and consolidation or transfer of a substantial part of the property of any Debtor which is a corporation or partnership; (i) the Collateral or any part of the Collateral declines in value in excess of normal wear, tear, and depreciation or becomes, in the judgment of Lender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement; breach of warranty that the Debtor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Debtor or otherwise made known to Lender, and which were acceptable to Lender at the time); sale of the Collateral (except in the ordinary course of business) without Lender's express written consent; failure to keep the Collateral insured as provided herein; failure to allow Lender to inspect the Collateral upon demand or at reasonable time; failure to make

prompt payment of taxes on the Collateral; loss, theft, substantial damage, or destruction of the Collateral; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligations in due course; or (j) the Lender in good faith, believes the Debtor's ability to repay the Debtor's indebtedness secured by this Agreement, any Collateral, or the Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence. **DEFAULT INTEREST RATE: In the event of Default, then, in that event, and in addition to any and all other provisions hereof, each and every such delinquent payment along with the entire principal balance and accrued interest, shall bear interest to the extent permitted by law at the rate which is equal to eighteen percent (18%) per annum (the "Default Rate of Interest") from the date on which the payment was due and payable until the delinquent payment is received by Holder or account servicing agent. If any installment payment shall be due on a day that is not a business day, then the payment shall be deemed due on the next day which is a business day. The term "business day" shall mean any day which is not a Saturday, Sunday or federally observed holiday. If such Default Rate of Interest may not be collected from Maker under applicable law, then the Note shall bear interest at the maximum increased rate of interest, if any, which may be collected from Maker under applicable law.**

Maker and all endorsers and guarantors hereof jointly and severally agree with Holder that Holder may, from time to time, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given therefore, take or release other or additional security, or agree in writing with Maker to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder, without notice in such manner as Holder may see fit, all without in any way affecting or releasing the liability of Maker and all endorser and guarantors hereof.

All makers, sureties, guarantors and endorser hereof, severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, and waive any and all lack of diligence or delays in collection or enforcement hereof. This Note shall be the joint and several obligations of all makers, sureties, guarantors and endorser, and shall be binding upon them and their successors and assigns. All makers, sureties, guarantors and endorser hereof, severally waive any homestead or exemption right.

INTERESTS RATES NOT TO EXCEED THE MAXIMUM ALLOWED BY LAW: **Maker agrees to an effective rate of interest that is the rate stated in this Note plus any additional rate of interest resulting from any other changes in the nature of interest paid or to be paid in connection with this Note. In no event, whether by reason of demand or acceleration of the maturity of this Note, nonmonetary default or otherwise, shall the interest contacted for, charged, or received by Holder hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive any sum or other item of value deemed interest under applicable law that would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of maturity and not to the payment of interest, or such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of the indebtedness evidenced by this Note so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.**

REMEDY. Upon the occurrence of an event of default, Lender, at its option, shall be entitled to exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Debtor for benefit of Lender, in any third-party security agreement, mortgage, pledge, or guaranty relating to the Obligations, in the Uniform Commercial Code of the state in which Lender is located, and all remedies at law and equity, all of which shall be deemed cumulative. The Debtor agrees that, whenever a default exists, all Obligations may (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable; and the Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The Debtor agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender. The Lender shall, in the event of any default, have the right to take possession of and remove the Collateral, with or without process of law, and in doing so, may peacefully enter any premises where the Collateral may be located for such purpose. Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior to such retaking. The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by Debtor. Debtor agrees to pay all reasonable costs of the Lender in connection with the collecting of the Obligations and enforcement of any rights connected with retaking, holding, testing, repairing, improving, selling, leasing, or disposing of the Collateral, or like expenses. These expenses, together with interest thereon from the date incurred until paid by Debtor at the maximum post-default rate stated in the notes secured hereby, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement. The Lender may sell, lease, or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk. Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market, Lender will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means to the Debtor at least ten (10) days before such disposition, and addressed to the Debtor either at the address shown herein or at any other address provided to Lender in writing for

the purpose of providing notice. Proceeds received by Lender from disposition of the Collateral may be applied toward Lender's expenses and other obligations in such order or manner as Lender may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. If the proceeds from a sale of the Collateral are insufficient to extinguish the Obligations of the Debtor hereunder, Debtor shall be liable for a deficiency. Lender shall have the right, whether before or after default, to collect and receipt for, compound, compromise, and settle, and give releases, discharges, and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Lender may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default. The rights and remedies of the Lender are cumulative, and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy.

FUTURE ADVANCES AND AFTER-ACQUIRED PROPERTY. Future advances may be made at any time by the Lender under this Agreement to the extent allowed by law. The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to after-acquired consumer goods unless the Debtor acquires rights in such goods within 10 days of Lender giving value. In anticipation of future advances by Lender, the Debtor authorizes Lender to file any necessary financing statements to protect Lender's security interest.

EXERCISE OF LENDER'S RIGHTS. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by Debtor to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Debtor shall not constitute a waiver of subsequent default.

CONTINUING AGREEMENT. This is a continuing agreement and the security interest (and pledge and assignment, as applicable) hereby granted and all of the terms and provisions of this Agreement shall be deemed a continuing agreement and shall remain in full force and effect until the Obligations are paid in full. In the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as cumulative and continuing and not alternative and exclusive.

Any attempted revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operative until same are repaid and discharged in full. Unless otherwise required by applicable law, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obligations, or otherwise give value.

ABSENCE OF CONDITIONS OF LIABILITY. This Agreement is unconditional. Lender shall not be required to exhaust its remedies against Debtor, other collateral, or guarantors, or pursue any other remedies within Lender's power before being entitled to exercise its remedies hereunder. Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Obligations against Debtor, and this Agreement shall be fully enforceable irrespective of any counterclaim which the Debtor may assert on the underlying debt and notwithstanding any stay, modification, discharge, or extension of Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether occurring with or without Lender's consent.

NOTICES. Any notice or demand given by Lender to Debtor in connection with this Agreement, the Collateral, or the Obligations, shall be deemed given and effective upon deposit in the United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means addressed to Debtor at the address designated at the beginning of this Agreement, or such other address as Debtor may provide to Lender in writing from time to time for such purposes. Actual notice to Debtor shall always be effective no matter how such notice is given or received.

WAIVERS. Debtor waives notice of Lender's acceptance of this Agreement, defenses based on suretyship, and to the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code or the Uniform Commercial Code. Debtor and any maker, endorser, guarantor, surety, third-party pledgor, and other party executing this Agreement that is liable in any capacity with respect to the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoever.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the related transactions.

JOINT AND SEVERAL LIABILITY. To the extent permitted by law, each Debtor executing this Agreement is jointly and severally bound.

SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, in the event any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of Debtor.

ASSIGNABILITY. Lender may assign, pledge, or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Debtor may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

AUTHORIZATIONS. Debtor authorizes Lender, without notice or demand and without altering Debtor's liability or Lender's rights hereunder, from time to time to take acts which may alter the Obligation of Debtor to Lender or Debtor's right to restitution or subrogation or both, including to the extent allowed by law:

(a) Renewing, compromising, extending, or otherwise changing the time for payment of, or otherwise changing the terms of the Obligations or any part thereof, including increasing the rate of interest;
(b) Extending additional credit to Debtor in any manner for any purpose;
(c) Incurring costs, including attorneys' fees, with respect to enforcing Lender's rights with respect to the Obligations, and Collateral securing the Obligations;
(d) Exchanging, enforcing, waiving, or releasing (whether intentionally or unintentionally) any security for the Obligations or any part thereof or purchase such security at private or public sale and to file any financing statements necessary for Lender to perfect or protect Lender's security interest;
(e) Settling, releasing, compromising with, or substituting any one or more endorsers, guarantors, or other obligors or the Obligations;
(f) Impairing the value of Lender's interest in Collateral through failure to obtain or maintain protection, failure to obtain or maintain recordation of an interest, or through failure to perform a duty owed to Debtor to preserve the Collateral; and
(g) Applying all monies received from Debtor and others or from Collateral in Lender's discretion without in any way being required to marshal assets.

GOVERNING LAW. This Agreement has been delivered in the State of Arizona and shall be construed in accordance with the laws of that state.

HEADINGS AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

MISCELLANEOUS. Time is of the essence of this Agreement. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state of Arizona. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the state where the Lender is located, or any other laws, now existing or hereafter enacted. The Debtor specifically agrees that, if it has heretofore or hereafter executed any loan agreement in conjunction with the Agreement, any ambiguities between this Agreement and any such loan agreement shall be construed under the provisions of the loan agreement, to the extent that it may be necessary to eliminate any such ambiguity. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Debtor acknowledges agreeing to all of the provisions in this Agreement, and further acknowledges receipt of a true and complete copy of this Agreement.

IN WITNESS WHEREOF, Debtor has executed this Agreement on the date and year shown below.

IMEDICOR, INC

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

LENDER: Western State Bank

10/29/13

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

RESOLUTION
CORPORATION

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

SUPERSEDED RESOLUTION DATE	RESOLUTION DATE	
October 31, 2013	October 31, 2013	

CORPORATION INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

GUARANTEED BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

By signing below, we certify to Western State Bank ("Lender") that: I am the duly elected or appointed **CEO/President** of the Corporation whose name is accurately presented above (the "Corporation"); the Corporation is properly organized under and validly existing under the laws of the State of Nevada as a for profit Corporation, with a principal office at **NANUET**, New York, and is filed at the appropriate governmental office on **November 2, 1992**; the following is a true and complete copy of the Resolution properly adopted at a duly called meeting of a quorum of the Corporation's Board of Directors on _____________, in accordance with law and the By-Laws of the Corporation, if any; the Resolution is contained in the minutes of that meeting; the Resolution is still in force and effect and has not been amended or rescinded, was and still is in accordance with the By-Laws of the Corporation; provided below are the correct titles and names and the genuine signatures of the persons authorized to exercise the powers provided in the Resolution ("Authorized Signers"); I have provided the Lender with a true and complete copy of the Articles of Incorporation and By-Laws of the Corporation if any, as in effect as of the date of this Resolution; the Corporation does not have a Seal and I have the power and authority to make this certification and to execute this Resolution.

IT IS RESOLVED:

The Authorized Signers shall possess the powers indicated as contained in this Resolution. Each power has a designated Authority Code that indicates the powers available to each Authorized Signer.

NAME/TITLE	SIGNATURE	AUTHORITY CODE/LIMITATIONS
ROBERT P MCDERMOTT JR CEO/President		L1, L2, L3, L4, L5, L6, L8, L7

BORROW MONEY. [Authority Code - L1] As in their judgment, to borrow from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money without limitation.

Number of signers required: 1

EXECUTE NOTES. [Authority Code - L2] To execute and deliver to Lender the promissory note(s), or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Number of signers required: 1

GRANT SECURITY. [Authority Code - L3] To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed including any amendments to or modifications, renewals, and extensions of such promissory notes, or any other or further indebtedness of the Corporation or any third party to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Number of signers required: 1

EXECUTE SECURITY DOCUMENTS. [Authority Code - L4] To execute and deliver to Lender the forms of mortgage, deed of trust, pledge, agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which liens and encumbrances, or any of them are given; and also to execute and deliver to Lender any authorizations and other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may at their discretion deem reasonably necessary or proper in connection with or pertaining to the giving and perfecting of liens and encumbrances.

Number of signers required: 1

NEGOTIATE ITEMS. [Authority Code - L5] To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Number of signers required: 1

ADVANCE UNDER LINE OF CREDIT. [Authority Code - L6] In the case of lines of credit, to designate additional or alternative individuals as being authorized to request advances thereunder, and in all cases, to perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, (including agreements waiving the right to a trial by jury) as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The person indicated herein are currently authorized to request advances and authorize payments under the line of credit until Lender receives written notice or revocation of their authority.

Number of signers required: 1

ENTER INTO LEASE AGREEMENTS. [Authority Code - L8] To enter into any form of personal property or fixture lease with Lender, upon such terms as this Corporation and Lender may agree.

Number of signers required: 1

GUARANTEE INDEBTEDNESS. [Authority Code - L7] To give the guarantee of this Corporation for the debts of the Guaranteed Borrower to Lender, from time to time, on Lender's forms and upon such terms as this Corporation, Guaranteed Borrower, and Lender may deem necessary.

Number of signers required: 1

IT IS FURTHER RESOLVED THAT:

DESIGNATED DEPOSITORY. The Lender is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this Resolution.

AUTHORIZED SIGNER'S POWERS. Authorized Signers are authorized to make any and all other contracts, agreements, stipulations and orders which the Authorized Signers may deem advisable for the effective exercise of their powers.

SIGNATURES. The Lender shall be indemnified and held harmless by the Corporation for any claims, expenses, damages or attorney fees resulting from the honoring of any signature, authorized by this Resolution, or refusing to honor any signature not so authorized, regardless of whether or not such signature was genuine, if such signature reasonably resembles the specimen provided to the Lender. The Lender shall also be permitted to rely upon non-signature security and verification codes which it provides to or receives from an Authorized Signer and shall be indemnified and held harmless by the Corporation for any claims, expenses, damages or attorney fees resulting from their use.

IMPROPER ENDORSEMENT. Any negotiable instrument, check, draft or order for the payment of moneys not clearly endorsed by the Authorized Signer may be returned to the Corporation by the Lender. The Lender, in its sole discretion, alternatively may endorse on behalf of the Corporation any negotiable instrument, check, draft or order for the payment of money not clearly endorsed in order to facilitate collection. Lender shall have no liability for any delay in the presentment or return of any negotiable instrument, check, draft, or order for the payment of money which is not properly endorsed.

DISPOSITION OF FUNDS. When withdrawal or transfer powers are granted to an Authorized Signer, the Lender is directed and authorized to act upon and honor withdrawal or transfer instructions issued and to honor, pay, transfer from and charge to any depository account(s) of the Corporation, all negotiable instruments, checks, drafts, or orders for the payment of money so drawn when signed consistent with the Resolution without inquiring as to the disposition of the proceeds or the circumstances surrounding the issuance of the negotiable instrument, check or order for the payment of money involved, whether such negotiable instruments, checks, drafts or orders for the payment of money are payable to the order of, or endorsed or negotiated by any Authorized Signer signing them or any Authorized Signer in their individual capacities or not, and whether they are deposited to the individual credit of or tendered in payment of the individual obligation or account of any Authorized Signer signing them or of any other Authorized Signer.

PRIOR ENDORSEMENTS. All negotiable instruments, checks, drafts or orders for the payment of money deposited with prior endorsements are guaranteed by the Corporation.

PRE-RESOLUTION TRANSACTIONS. All actions by Authorized Signers in accordance with this Resolution but before the adoption of this Resolution are approved, ratified, adopted and confirmed by the Corporation.

WARRANTY. The Lender may rely upon the certification as to the authority of the Corporation to execute this Resolution and make the representations in this Resolution.

NOTIFICATION OF CHANGES. The Corporation shall notify Lender in writing at its address shown above in advance of any changes which would affect the validity of any matter certified in this Resolution.

REVOCATION AND MODIFICATION. An act ("Act") to modify, terminate, amend or replace this Resolution will not immediately affect the ability of the Lender to rely upon this Resolution. The Act shall not affect any action by the Lender in reliance on this Resolution before the date the Act becomes effective as set forth in the next sentence. An Act will not become effective until all of the following occur: (a) Lender receives written notification of the Act in form and substance satisfactory to Lender and (b) the Lender has had a reasonable period of time to act upon such notification. Until the Act is effective, this Resolution shall remain in full force and bind the Corporation, its legal representatives, heirs, successors and assigns.

FACSIMILE SIGNATURES. The Lender shall be entitled to honor and charge the Corporation for all such negotiable instrument, checks, drafts or other orders for payment of money drawn in the name of the Corporation, on its regular accounts, including an order for electronic debit, whether by electronic tape or otherwise, regardless of by whom or by what means facsimile signatures or other non-manual signature (collectively, "Facsimile Signatures") may have been affixed, or electronically communicated, if such Facsimile Signatures resembles the specimens duly certified to or filed with the Lender for any of the named Authorized Signers, regardless of whether any misuse is with or without the negligence of the Corporation. The Corporation agrees that the duty of maintaining the security of any such Facsimile Signatures or device by which it is affixed is solely that of the Corporation.

IN WITNESS WHEREOF, We, ROBERT P MCDERMOTT JR and FRED ZOLLA, have hereunto subscribed our name as CEO/President and Secretary of IMEDICOR, INC and hereby acknowledge that the above Authorized Signer has authority to exercise the powers provided in this Resolution on October 29, 2013.

x Robert P McDermott 10/31/13

By: **ROBERT P MCDERMOTT JR** Its: **CEO/President**	Date	By: **FRED ZOLLA** Its: **Secretary**	Date

NOTIFICATION OF CHANGES. The Corporation shall notify Lender in writing at its address shown above in advance of any changes which would affect the validity of any matter certified in this Resolution.

REVOCATION AND MODIFICATION. An act ("Act") to modify, terminate, amend or replace this Resolution will not immediately affect the ability of the Lender to rely upon this Resolution. The Act shall not affect any action by the Lender in reliance on this Resolution before the date the Act becomes effective as set forth in the next sentence. An Act will not become effective until all of the following occur: (a) Lender receives written notification of the Act in form and substance satisfactory to Lender and (b) the Lender has had a reasonable period of time to act upon such notification. Until the Act is effective, this Resolution shall remain in full force and bind the Corporation, its legal representatives, heirs, successors and assigns.

FACSIMILE SIGNATURES. The Lender shall be entitled to honor and charge the Corporation for all such negotiable instrument, checks, drafts or other orders for payment of money drawn in the name of the Corporation, on its regular accounts, including an order for electronic debit, whether by electronic tape or otherwise, regardless of by whom or by what means facsimile signatures or other non-manual signature (collectively, "Facsimile Signatures") may have been affixed, or electronically communicated, if such Facsimile Signatures resembles the specimens duly certified to or filed with the Lender for any of the named Authorized Signers, regardless of whether any misuse is with or without the negligence of the Corporation. The Corporation agrees that the duty of maintaining the security of any such Facsimile Signatures or device by which it is affixed is solely that of the Corporation.

IN WITNESS WHEREOF, We, ROBERT P MCDERMOTT JR and FRED ZOLLA, have hereunto subscribed our name as CEO/President and Secretary of IMEDICOR, INC and hereby acknowledge that the above Authorized Signer has authority to exercise the powers provided in this Resolution on October 29, 2013.

x Robert P McDermott 10/31/13	10/31/13
By: ROBERT P MCDERMOTT JR Date	**By: FRED ZOLLA** Date
Its: CEO/President	**Its: Secretary**

COMMERCIAL LOAN SETTLEMENT STATEMENT

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	AGREEMENT DATE	
8280304	October 29, 2013	

COLLATERAL DESCRIPTION: All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All products and proceeds of the collateral; ; Certificate of Deposit, WESTERN STATE BANK # 50100903

BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

BORROWER. The term "Borrower" refers to the Borrowers identified above.

LENDER. "Lender" is Western State Bank whose address is 7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253

DISTRIBUTION OF LOAN PROCEEDS	
AMOUNT GIVEN DIRECTLY TO BORROWER	$0.00
AMOUNT OF PROCEEDS REMAINING BUT NOT DISBURSED	$250,000.00
TOTAL LOAN AMOUNT	$250,000.00
SUMMARY OF LOAN-RELATED CHARGES - PAID OUTSIDE OF CLOSING	
CHARGES PAID BY BORROWER OUTSIDE OF CLOSING	
For Loan Origination Fee to Western State Bank	$2,500.00
For UCC Filing Fee to Western State Bank	$45.00
TOTAL	$2,545.00
TOTAL CHARGES PAID OUTSIDE OF CLOSING	$2,545.00

By signing this Settlement Statement, each Borrower acknowledges reading, understanding and receiving a copy of a completed copy of this statement.

IMEDICOR, INC

x Robert P McDermott Jr 10/31/13

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

AGREEMENT TO PROVIDE INSURANCE

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	AGREEMENT DATE	
8280304	October 29, 2013	

BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

INSURANCE COMPANY INFORMATION

Phone: ____________________
Contact: ____________________

SINGULAR AND PLURAL TERMS. In the provisions hereof, the use of the terms "Borrower" and "Policy" shall be construed in the singular and plural whether or not there are one or more borrowers, collateral owners or policies; whenever used, the singular shall include the plural, the plural, the singular.

GENERAL TERMS AND PROVISIONS. The Borrower has entered into a credit transaction with **Western State Bank** whose address is **7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253** ("Lender"), identified by the above note number, which is secured by collateral owned by the Borrower. The Borrower is required to keep and maintain insurance coverage on the collateral identified in the Insured Collateral Information section for the entire term of the loan. Borrower has arranged for the required insurance through ____________________ and will instruct its Agent to send to Lender notice of any change in coverage or cancellation of the Policy at least 10 days prior to such change or cancellation. Borrower further understands that the insurance policy must name Lender as loss payee or at Lender's request, as mortgagee.

If for any reason Borrower fails to maintain such insurance, Lender may, in its sole discretion, secure insurance to protect its interest and may add the premium and any financing charge to Borrower's loan balance. Borrower acknowledges that this insurance does not provide bodily injury and property damage liability insurance coverage, and does not comply with any financial responsibility or no-fault insurance laws.

INSURED COLLATERAL INFORMATION. The Borrower agrees to insure the following collateral with the coverages indicated:

- **All Assets with the following description: All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All products and proceeds of the collateral;**

By signing this Agreement to Provide Insurance, the Borrower acknowledges reading, understanding, and agreeing to all its provisions.

IMEDICOR, INC

x Robert P McDermott Jr 10/31/13

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

LENDER: Western State Bank

Shane Randall 10/29/13

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

HYPOTHECATION AGREEMENT
SECURITY AGREEMENT-PLEDGE

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	AGREEMENT DATE	
8280304	October 29, 2013	

PLEDGOR INFORMATION

JERRY SMITH
5525 E SAN MIGUEL
Paradise Valley, AZ 85253

Type of Entity: Individual
State of Residence: Arizona

BORROWER INFORMATION

IMEDICOR, INC
PO BOX 39
NANUET, NY 10954

Type of Business Entity: Corporation
State of Organization/Formation: Nevada

HYPOTHECATION AGREEMENT. This Hypothecation Agreement will be referred to in this document as the "Agreement."

LENDER. "Lender" means **Western State Bank** whose address is **7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253** , it's successors and assigns.

BORROWER. For purposes of this Agreement, the term "Borrower" refers to any party, who with respect to an obligation secured by a security interest in the collateral, (i) owes payment or other performance of the obligation, (ii) has provided property other than the collateral to secure payment or other performance of the obligation, or (iii) is otherwise accountable in whole or in part for payment or other performance of the obligation.

HYPOTHECATOR. "Pledgor" or "Hypothecator" means each person who signs this Agreement.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, mortgages, deeds of trust, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments, and any other documents or agreements executed in connection with either the Loans or this Hypothecation Agreement, or both, whether now or hereafter existing. The Related Documents are hereby made a part of this Hypothecation Agreement by reference thereto, with the same force and effect as if fully set forth herein.

COLLATERAL. On the date above, and in consideration of loans granted by Lender to Borrower, the Hypothecator hereby assigns the Lender all its right, title and interest to, and grants Lender a security interest in, the property described in the following document:

- Security Agreement dated **October 29, 2013** evidencing security interest in **Certificate of Deposit, WESTERN STATE BANK # 50100903.**

SCOPE OF PLEDGE. The pledge and security interest granted herein shall secure Lender for indebtedness of the Borrower to Lender, whether direct or indirect, liquidated or contingent, and whether or not evidenced by a writing, such as a promissory note or loan agreement. All such liability is sometimes referred to as the "Loans" in this Agreement.

CONSIDERATION. The Pledgor hereby warrants and represents that the pledge and security interest in the Collateral arising out of this Agreement has been given and granted to induce the Lender to extend, or to continue to extend, credit accommodations to the Borrower.

WARRANTIES. Pledgor warrants that Pledgor's state of residence, as set forth above, is true and accurate, and that Pledgor will not change Pledgor's state of residence without prior written notice to Lender, at the address of Lender set forth above, or at such other address as Lender shall provide to Pledgor from time to time for purposes of providing Notice.

LENDER ACTIONS. Pledgor agrees to any extensions of time for payment of any Loans of the Borrower by Lender, without limit as to the number or the aggregate period of such extensions, and that Lender may make or consent to any type of modification or renewal with respect to any Loans of Borrower. Pledgor further agrees that Lender may make or consent to any substitution of collateral securing Loans of Borrower and may release any or all collateral securing such Loans.

DEFAULT. In the event of a default in any agreement herein, or in the event of a default in the terms of any of the Related Documents, time being of the very essence, the Lender may, without notice to or demand upon either the Borrower or Pledgor except any notice and cure period required by law, dispose of the Collateral as provided under the terms of the applicable Related Documents and in conformity with applicable law. The Pledgor hereby expressly waives the right to request the Lender to marshal any other collateral security it may have received from the Borrower or any third party to secure Borrower's Loans from the Lender. Pledgor hereby appoints any officer of the Lender as its true and

lawful attorney-in-fact to endorse, or otherwise execute any of the Collateral as such attorney-in-fact may deem appropriate to dispose of the Collateral.

NOTICES. Any notice by Lender to the Borrower or Pledgor shall be deemed proper if sent by first class United States mail to the address of the Borrower and/or Pledgor shown above, unless either the Borrower or Pledgor shall have notified the Lender in writing to send notices to another address.

FORBEARANCES. No waiver or indulgence of the Lender in enforcing the terms of this Agreement or any other agreement between the Lender and the Borrower and/or the Pledgor, shall be considered a waiver of future performance of this Agreement or any such other agreement in strict accordance with their terms, and Lender shall not be required to give either the Borrower or Pledgor notice of its intent to enforce such terms in the future.

BINDING EFFECT AND GOVERNING LAW. This Agreement shall be binding upon the parties' heirs, successors and assigns. This Agreement is governed by the laws of the state of Arizona.

JOINT AND SEVERAL COVENANTS. All covenants of the Pledgor shall be joint and several whether or not this Agreement has used such terms in the plural or singular.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Agreement is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Agreement without invalidating the remainder of either the affected provision or this Agreement.

GENERAL WAIVERS. To the extent permitted by law, both the Borrower(s) and Pledgor(s) severally waive any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral.

HEADINGS. The headings preceding text in this Agreement are for the general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

WAIVER OF JURY TRIAL. All parties to this hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this or any other instrument, document or agreement executed or delivered in connection with this or the related transactions.

By signing this Agreement, Pledgor acknowledges reading, understanding, and agreeing to all its provisions.

J.O. Smith 10/31/13

JERRY SMITH Date

Individually

CHANGE IN TERMS AGREEMENT

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	LINE OF CREDIT LIMIT	CURRENT LINE OF CREDIT BALANCE	ORIGINAL AGREEMENT DATE	AGREEMENT CHANGE DATE
8280304	$750,000.00	$748,000.00	October 29, 2013	February 10, 2015

DESCRIPTION OF THE EXISTING DEBT ("Credit Line")

Promissory Note number 8280304 dated October 29, 2013 in the original amount of 250,000.00, increased to $500,000.00 on March 12, 2014, and increased to $750,000.00 on September 9, 2014 (Revolving Line of Credit) with a current principal balance of $748,000.00.

BORROWER INFORMATION

IMEDICOR, INC
13506 SUMMERPORT PARKWAY #160
WINDERMERE, FL 34786

GUARANTOR INFORMATION

JERRY SMITH
5525 E SAN MIGUEL
Paradise Valley, AZ 85253

AGREEMENT. This Change in Terms Agreement will be referred to as the "Agreement."

PARTIES. "Parties" means all Borrowers, Guarantors, Hypothecators and Cosigners signing this Agreement.

PARTY. "Party" means any Borrower, Guarantor, Hypothecator or Cosigner signing this Agreement.

EXISTING DEBT. "Existing Debt" refers to an instrument executed on **October 29, 2013** in the original line of credit amount of **$750,000.00** with a remaining balance due of **$748,000.00** and a maturity date of **January 30, 2015.**

LENDER. The term "Lender" means **Western State Bank** whose address is **7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253** , its successors and assigns.

SECURITY TO AGREEMENT. Security (the "Collateral") for the Agreement is granted pursuant to the following security document(s):

- Security Agreement dated **October 29, 2013** evidencing security interest in **All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All products and proceeds of the collateral;.**
- Security Agreement dated **October 29, 2013** evidencing security interest in **Certificate of Deposit, WESTERN STATE BANK # 50100903.**

TERMS AND PROVISIONS. In consideration of the terms and provisions contained in this Agreement and in the instruments evidencing the Credit Line, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the Parties agree to the following provisions: **Collateral will remain the same as disclosed in the original loan agreement.**

Extend the maturity date of the above listed Promissory Note from January 30, 2015 to January 30, 2016, at which time all outstanding principal plus all accrued unpaid interest will be due. In addition, Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning February 28, 2015, with all subsequent interest payments to be due on the same day of each month after that. The interest rate will remain variable at Wall Street Journal Prime + 1.00% with a floor rate of 6.50%. All other terms and conditions will remain the same as disclosed in the original Promissory Note agreement.

RATIFICATION AND CONTINUED VALIDITY. Except for the terms expressly modified by this Agreement, the undersigned Parties hereby acknowledge they are still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the Existing Debt as if they were fully set forth and repeated in this Agreement and that those terms will continue to bind the Parties as provided in this Agreement and those instruments. Consent to this Agreement does not waive the right to strictly enforce any rights under this Agreement or the instruments evidencing the Existing Debt. Consent to this Agreement does not require the Parties to enter into another agreement like this one in the future. The Parties and Lender agree that this Agreement shall not be construed as a novation or extinguishment of the Existing Debt, but a restatement of the Existing Debt with modifications.

OTHER RESPONSIBLE PARTIES. Any Parties liable for the Existing Debt, including without limitation, cosigners, guarantors, and hypothecators, are not relieved of any obligation except as expressly relieved in this Agreement or any other writing. The liability of any Party who signed the instruments evidencing the Existing Debt, whether primary or secondary, continues in full force and effect, even if that Party does not sign this Agreement.

PARAGRAPH HEADINGS; SINGULAR AND PLURAL TERMS. Paragraph headings of this Agreement are solely for the convenience of the Parties and shall not be used to interpret this Agreement. Whenever used, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

By signing this Agreement, each Borrower and Guarantor acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

IMEDICOR, INC

Robert P McDermott 2/13/15

By: **ROBERT P MCDERMOTT JR** Date
Its: **CEO/President**

2/12/15

JERRY SMITH Date
Individually

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

Western State Bank

By: **Shane Randall** Date
Its: **Executive Vice President/Bank Manager**

CHANGE IN TERMS AGREEMENT

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

LOAN NUMBER	LINE OF CREDIT LIMIT	CURRENT LINE OF CREDIT BALANCE	ORIGINAL AGREEMENT DATE	AGREEMENT CHANGE DATE
8280304	$750,000.00	$748,000.00	October 29, 2013	May 16, 2016

DESCRIPTION OF THE EXISTING DEBT ("Credit Line")

Promissory Note number 8280304 dated October 29, 2013 in the original amount of 250,000.00, increased to $500,000.00 on March 12, 2014, and increased to $750,000.00 on September 9, 2014 (Revolving Line of Credit) with a current principal balance of $748,000.00.

BORROWER INFORMATION

IMEDICOR, INC
13506 SUMMERPORT PARKWAY #160
WINDERMERE, FL 34786

GUARANTOR INFORMATION

JERRY SMITH
5525 E SAN MIGUEL
Paradise Valley, AZ 85253

AGREEMENT. This Change in Terms Agreement will be referred to as the "Agreement."

PARTIES. "Parties" means all Borrowers, Guarantors, Hypothecators and Cosigners signing this Agreement.

PARTY. "Party" means any Borrower, Guarantor, Hypothecator or Cosigner signing this Agreement.

EXISTING DEBT. "Existing Debt" refers to an instrument executed on **October 29, 2013** in the original line of credit amount of **$250,000.00** with a remaining balance due of **$748,000.00** and a maturity date of **January 30, 2016.**

LENDER. The term "Lender" means **Western State Bank** whose address is **7001 N Scottsdale Rd, Ste 1000, Scottsdale, Arizona 85253** , its successors and assigns.

SECURITY TO AGREEMENT. Security (the "Collateral") for the Agreement is granted pursuant to the following security document(s):

- Security Agreement dated **October 29, 2013** evidencing security interest in **All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All products and proceeds of the collateral; All accounts and contract rights; Chattel Paper; Deposit Accounts; Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; All products and proceeds of the collateral;.**

TERMS AND PROVISIONS. In consideration of the terms and provisions contained in this Agreement and in the instruments evidencing the Credit Line, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the Parties agree to the following provisions: **Collateral will remain the same as disclosed in the original loan agreement with the release of CD #50100903.**

A principal curtailment of $250,000.00 from the release of CD #50100903 will be required May 16, 2016.

The maximum credit amount of the loan will change from $750,000.00 to $500,000.00 for the remainder of the term.

Extend the maturity date of the above listed Promissory Note from January 30, 2016 to September 30, 2016, at which time all outstanding principal plus all accrued unpaid interest will be due. In addition, Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 31, 2016, with all subsequent interest payments to be due on the same day of each month after that. The interest rate will remain variable at Wall Street Journal Prime + 1.00% with a floor rate of 6.50%.

All other terms and conditions will remain the same as disclosed in the original Promissory Note agreement.

RATIFICATION AND CONTINUED VALIDITY. Except for the terms expressly modified by this Agreement, the undersigned Parties hereby acknowledge they are still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the

Existing Debt as if they were fully set forth and repeated in this Agreement and that those terms will continue to bind the Parties as provided in this Agreement and those instruments. Consent to this Agreement does not waive the right to strictly enforce any rights under this Agreement or the instruments evidencing the Existing Debt. Consent to this Agreement does not require the Parties to enter into another agreement like this one in the future. The Parties and Lender agree that this Agreement shall not be construed as a novation or extinguishment of the Existing Debt, but a restatement of the Existing Debt with modifications.

OTHER RESPONSIBLE PARTIES. Any Parties liable for the Existing Debt, including without limitation, cosigners, guarantors, and hypothecators, are not relieved of any obligation except as expressly relieved in this Agreement or any other writing. The liability of any Party who signed the instruments evidencing the Existing Debt, whether primary or secondary, continues in full force and effect, even if that Party does not sign this Agreement.

PARAGRAPH HEADINGS; SINGULAR AND PLURAL TERMS. Paragraph headings of this Agreement are solely for the convenience of the Parties and shall not be used to interpret this Agreement. Whenever used, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

By signing this Agreement, each Borrower and Guarantor acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

IMEDICOR, INC

Robert McDermott 5/12/14

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

Jo Smith 5/12/16

JERRY SMITH Date
Individually

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

Western State Bank

Shane Randall 5/24/16

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$500,000.00	08-14-2017	07-15-2017	8280304	9070	0000185179-01	806	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations							

Borrower: ICoreConnect Inc
13506 Summerport Prkwy 160
Windermere, FL 34786

Lender: Western State Bank
Scottsdale
7001 N Scottsdale Rd Ste 1000
Scottsdale, AZ 85253

Principal Amount: $500,000.00 **Date of Agreement: August 14, 2017**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note number 8280304 dated October 29, 2013 in the original amount of $250,000.00 increased to $500,000.00 on March 12, 2014, increased to $750,000.00 on September 9, 2014 and decreased to $500,000.00 on May 16, 2016 (Revolving Line of Credit) with a current principal balance of $498,000.00.

DESCRIPTION OF CHANGE IN TERMS. Extend the maturity date of the above listed Promissory Note from July 15, 2017 to July 15, 2018, at which time all outstanding principal plus all accrued unpaid interest will be due. In addition, Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 15, 2017, with all subsequent interest payments to be due on the same day of each month after that. The interest rate will remain variable at Wall Street Journal Prime + 1.00% with a floor rate of 6.50%.

Borrower's name has changed from iMedicor, Inc to iCoreConnect, Inc.

All other terms and conditions will remain the same as disclosed in the original Promissory Note agreement.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

ICORECONNECT INC

By: Robert McDermott
Robert P Mcdermott Jr, CEO/President of ICoreConnect Inc

X Jerry Smith
Jerry D Smith

LENDER:

WESTERN STATE BANK

X Shane Randall
Shane Randall, EVP/Bank Manager

BUSINESS LOAN AGREEMENT

Western State Bank
7001 N Scottsdale Rd, Ste 1000
Scottsdale, Arizona 85253
(480)596-0883
www.westernbanks.com

AGREEMENT DATE	AGREEMENT/ACCOUNT NUMBER	
December 1, 2016	8280304	

BORROWER INFORMATION

IMEDICOR, INC
13506 SUMMERPORT PARKWAY #160
WINDERMERE, FL 34786

Type of Business Entity: Corporation
State of Organization/Formation: Nevada

GUARANTOR INFORMATION

JERRY SMITH
5525 E SAN MIGUEL
Paradise Valley, AZ 85253

Type of Entity: Individual
State of Residence: Arizona

AGREEMENT. This Business Loan Agreement will be referred to in this document as the "Agreement." This Agreement is made by Western State Bank (Lender), IMEDICOR, INC (Borrower) and JERRY SMITH (Guarantor). The consideration is the promises, representations, and warranties made in this Agreement and the Related Documents.

DEFINITIONS. These definitions are used in this Agreement.

"Collateral" means the Property that any Party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

"Events of Default" means any of the events described in the "Events of Default" section of this Agreement.

"Financial Statements" mean the balance sheets, earnings statements, and other financial information that any Party has, is, or will be giving to Lender.

"Indebtedness" means the Loan and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

"Loan" means any loan or loans described in the "Identification of Loan" section of this Agreement.

"Parties" means all Borrowers, Guarantors, and Hypothecators signing this Agreement.

"Party" means any Borrower, Guarantor, or Hypothecator signing this Agreement.

"Property" means the Parties' assets, regardless of what kind of assets they are.

"Related Documents" means all documents, promissory notes, security agreements, leases, mortgages, construction loan agreements, assignments of leases and rents, guaranties, pledges, and all other documents or agreements executed in connection with this Agreement as such documents may be modified, amended, substituted, or renewed from time to time. The term includes both documents existing at the time of execution of this Agreement and documents executed after the date of this Agreement.

IDENTIFICATION OF LOAN. The following loan and all other indebtedness, obligations, and liabilities of Borrower to Lender, due or to become due, now existing or hereafter arising, as well as any and all amendments, modifications, extensions, and renewals thereof are subject to this Agreement:

- Loan Number 8280304 with a principal amount of $500,000.00

BORROWER'S REPRESENTATIONS AND WARRANTIES. The statements made in this section will continue and remain in effect until all of the Indebtedness is fully paid to Lender. Each Borrower represents and warrants to Lender the following:

Borrower's Existence and Authority. Each Borrower is duly formed and in good standing under all laws governing the Borrower and the Borrower's business, and each Borrower executing this Agreement has the power and authority to execute this Agreement and the Related Documents and to bind that Borrower to the obligation created in this Agreement and the Related Documents.

Financial Information and Filing. All Financial Statements provided to Lender have been prepared and will continue to be prepared in accordance with generally accepted accounting principles, consistently applied, and fully and fairly present the financial condition of each Borrower, and there has been no material adverse change in Borrower's business, Property, or condition, either financial or otherwise, since the date of Borrower's latest Financial Statements. Each Borrower has filed all federal, state, and local tax returns and

other reports and filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other charges that are due and payable prior to the date of this Agreement. Each Borrower has made reasonable provision for these types of payments that are accrued but not yet payable. The Borrower does not know of any deficiency or additional assessment not disclosed in the Borrower's books and records.

All financial statements or records submitted to Lender via electronic means, including, but not limited to, facsimile, open internet communications or other telephonic or electronic methods, including, but not limited to, documents in Tagged Image Format Files ("TIFF") and Portable Document Format ("PDF") shall be treated as originals, and will be fully binding with full legal force and effect. Parties waive any right they may have to object to such treatment. Lender may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the Party submitting such records.

Title and Encumbrances. Borrower has good title to all of the Borrower's assets. All encumbrances on any part of the Property were disclosed to Lender in writing prior to the date of this Agreement.

Compliance with General Law. Each Borrower is in compliance with and will conduct its business and use its assets in compliance with all laws, regulations, ordinances, directives, and orders of any level of governmental authority that has jurisdiction over the Borrower, the Borrower's business, or the Borrower's assets.

Environmental Laws. Each Borrower is in compliance with all applicable laws and rules of federal, state, and local authorities affecting the environment, as all have been or are amended.

No Litigation/No Misrepresentations. There are no existing or pending suits or proceedings before any court, government agency, arbitration panel, administrative tribunal, or other body, or threatened against Borrower that may result in any material adverse change in the Borrower's business, property, or financial condition, and all representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

COVENANTS. On the date of this Agreement and continuing until the Indebtedness is repaid and Borrower's obligations are fully performed, Borrower covenants as follows.

Notices of Claims and Litigation/Notice of Adverse Events. Borrower will promptly notify Lender in writing of all threatened and actual litigation, governmental proceeding, default, and every other occurrence that may have a material adverse effect on Borrower's business, financial condition, or the Property.

Insurance. Borrower will maintain adequate fire and extended risk insurance coverage, business interruption, workers' compensation, commercial general liability, and other insurance required by law or as may be required by Lender. All insurance policies will be in amounts, upon terms, and in a form acceptable to Lender. All policies must be carried with insurers acceptable to Lender. Borrower will provide evidence satisfactory to Lender of all insurance and that the policies are in full force and effect and all insurance on the Collateral will name Lender as a mortgagee and loss payee, will include a lender's loss payable endorsement, and will require 10 days advance written notice to Lender of any cancellation of coverage. If the Borrower fails to maintain required insurance, the absence of the required insurance will be an Event of Default. If this happens, Lender may buy the insurance, but will have no obligation to buy it. These amounts paid by Lender will be added to the Indebtedness or will be payable on demand, at Lender's option.

Confirmatory Documents and Actions. Borrower agrees that on Lender's request, Borrower will do any act or execute any additional documents that are or may be required to make the terms of the Loan conform to the conditions contained in Lender's commitment to Borrower. Within five days of Lender's request, Borrower will furnish an estoppel certificate in a form Lender approves.

Payment of Taxes. Borrower will pay all taxes, levies, and assessments required by all local, state, and federal agencies. Borrower will make these payments when the amounts are due but before any penalty for late payment is imposed. Borrower's failure to promptly pay any tax, levy, or assessment due will be an Event of Default unless Borrower is diligently disputing the amount and Borrower has established a reserve account for the payment of the taxes if Borrower does not prevail in the dispute.

Business Existence and Operations. Borrower will keep Borrower's existence in its current organizational form in full force and effect unless Lender gives prior written consent to Borrower's proposed change. Borrower will not sell or merge Borrower's business or any part of Borrower's business without the Lender's prior written consent. Borrower will continue its business as currently conducted. Borrower will not change its name, its identification number, or its place of organization without Lender's prior written consent. Borrower will keep its books and records at the address in this Agreement. Borrower will promptly notify Lender in writing of any planned change in Borrower's principal place of business.

Environmental Compliance. Borrower will comply with all laws affecting the environment. Borrower will notify Lender within ten days after Borrower receives a summons, notice, citation, letter, or any other type of notice from any federal, state, or local authority, or any other person that claims Borrower is in violation of any law affecting the environment. Borrowers indemnify and hold Lender harmless from all violations of any environmental laws. This indemnity includes all costs and expenses incurred by Lender, including reasonable attorneys' fees, that are related to a violation of any environmental laws, even if the Indebtedness has been paid at the time any proceeding, claim, or action is started against Lender. Lender may itself or through Borrower arrange for an environmental audit prepared by a qualified environmental engineering firm acceptable to Lender to confirm the continued accuracy of Borrower's environmental representations and warranties. Borrower will pay for the environmental audit.

Use of Proceeds. Borrower will use the Loan proceeds in its business.

Pay Limitations. Borrower will not draw, permit, or pay anyone more than is reasonable for services provided to Borrower.

No Borrowings, Guarantees, or Loans. Borrower will not incur debt, borrow money, or guaranty any loan or other obligation. Borrower will not lend any money or sell any of Borrower's accounts receivable without Lender's prior written permission.

No Encumbrances or Transfer of Assets. Borrower will not mortgage, assign, hypothecate, or encumber any of the Property except to Lender without Lender's prior written permission. Borrower will not sell, transfer, or assign any of the Property without Lender's prior written permission. Borrower will not merge, consolidate, sell, transfer, license, lease, encumber or otherwise dispose of Borrower's Property or Borrower's business.

No Dividends, Distributions and Redemptions. Borrower will not pay or declare any dividend, or make any other distribution on account of any shares of any class of its stock or other ownership interest, or redeem, purchase, or otherwise acquire directly or indirectly, any shares of any class of its capital stock or other ownership interest.

No Loans or Investments. Borrower will not make any loans or advances to, or investments in, other persons, corporations or entities.

EVENTS OF DEFAULT. The occurrence of any of the following events will be an Event of Default.

Noncompliance with Lender Agreements. Default by Borrower or Guarantor under any provision of this Agreement, the Related Documents, or any other agreement with Lender.

False Statements. If a Party made or makes a false or misleading misrepresentation in this Agreement, in the Related Documents, in any supporting material submitted to Lender or to third parties providing reports to Lender, or in Financial Statements given or to be given to Lender.

Material Adverse Change. Any material adverse change in the Borrower's business, financial condition, or the Property has occurred or is imminent; if the full performance of the obligations of any Party is materially impaired; or if the Collateral and its value or Lender's rights with respect thereto are materially impaired in any way. The existence or reasonable likelihood of litigation, governmental proceeding, default, or other event that may materially and adversely affect a Party's business, financial condition, or the Property.

Insolvency or Liquidation. A Party voluntarily suspends transaction of its business or does not generally pay debts as they mature. If a Party has or will make a general assignment for the benefit of creditors or will file, or have filed against it, any petition under federal bankruptcy law or under any other state or federal law providing for the relief of debtors if the resulting proceeding is not discharged within thirty days after filing. If a receiver, trustee, or custodian is or will be appointed for a Party.

Default on Unrelated Debt. If Borrower or Guarantor materially defaults under a provision of an agreement with a third party or if the indebtedness under such an agreement is accelerated.

Judgments or Attachments. If there is entered against a Party a judgment that materially affects the Borrower's business, financial condition, or the Property, or if a tax lien, levy, writ of attachment, garnishment, execution, or similar item is or will be issued against the Collateral or which materially affects Borrower's business, financial condition, or the Property, and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for thirty days after it was issued.

Collateral Impairment. Lender has a good-faith belief that Lender's rights in the Collateral are or will soon be impaired or that the Collateral itself is or soon will be impaired.

Termination of Existence or Change in Control. If Borrower or Borrower's business is sold or merged or if Borrower or Borrower's business suspends business or ceases to exist.

Insecurity. If Lender has a good-faith belief that any Party is unable or will soon be unable to perform that Party's duties under this Agreement or under the Related Documents.

Death. The death of an individual who is a Party, a partner in a partnership that is a Party, a member in a limited liability company that is a Party, an officer of a corporation that is a Party, or an individual of similar position in any other type of business organization that is a Party.

DEFAULT INTEREST RATE: In the event of Default, then, in that event, and in addition to any and all other provisions hereof, each and every such delinquent payment along with the entire principal balance and accrued interest, shall bear interest to the extent permitted by law at the rate which is equal to eighteen percent (18%) per annum (the "Default Rate of Interest") from the date on which the payment was due and payable until the delinquent payment is received by Holder or account servicing agent. If any installment payment shall be due on a day that is not a business day, then the payment shall be deemed due on the next day which is a business day. The term "business day" shall mean any day which is not a Saturday, Sunday or federally observed holiday. If such Default Rate of Interest may not be collected from Maker under applicable law, then the Note shall bear interest at the maximum increased rate of interest, if any, which may be collected from Maker under applicable law.

Maker and all endorsers and guarantors hereof jointly and severally agree with Holder that Holder may, from time to time, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given therefore, take or release other or additional security, or agree in writing with Maker to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder, without notice in such manner as Holder may see fit, all without in any way affecting or releasing the liability of Maker and all endorser and guarantors hereof.

All makers, sureties, guarantors and endorser hereof, severally waive demand, diligence, presentment for payment, protest and demand,

and notice of extension, dishonor, protest, demand and nonpayment of this Note, and waive any and all lack of diligence or delays in collection or enforcement hereof. This Note shall be the joint and several obligations of all makers, sureties, guarantors and endorser, and shall be binding upon them and their successors and assigns. All makers, sureties, guarantors and endorser hereof, severally waive any homestead or exemption right.

INTERESTS RATES NOT TO EXCEED THE MAXIMUM ALLOWED BY LAW: Maker agrees to an effective rate of interest that is the rate stated in this Note plus any additional rate of interest resulting from any other changes in the nature of interest paid or to be paid in connection with this Note. In no event, whether by reason of demand or acceleration of the maturity of this Note, nonmonetary default or otherwise, shall the interest contacted for, charged, or received by Holder hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive any sum or other item of value deemed interest under applicable law that would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of maturity and not to the payment of interest, or such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of the indebtedness evidenced by this Note so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

REMEDIES ON DEFAULT.

Remedies, No Waiver. The remedies provided for in this Agreement, the Related Documents, and by law are cumulative and not exclusive. Lender reserves the right to exercise some, all, or none of its rights and reserves the right to exercise any right at any time that Lender has the right, without regard to how much time has passed since the right arose. Lender may exercise its rights in its sole, absolute discretion.

Acceleration, Setoff. Upon an Event of Default, the Loan and the Indebtedness may, at Lender's sole option, be declared immediately due and payable. Lender may apply the Parties' bank accounts and any other property held by Lender against the Indebtedness.

ATTORNEYS' FEES AND OTHER COSTS. Borrower agrees to pay all of Lender's costs and expenses incurred in connection with the enforcement of this Agreement, including without limitation, reasonable attorneys' fees, to the extent permitted by law.

EXPENSES. The Parties agree to pay all of Lender's reasonable expenses incidental to perfecting Lender's security interests and liens, all insurance premiums, Uniform Commercial Code search fees, and all reasonable fees incurred by Lender for audits, inspection, and copying of the Parties' books and records. The Parties also agree to pay all reasonable costs and expenses of Lender in connection with the enforcement of Lender's rights and remedies under this Agreement, the Related Documents, and any other agreement between one or more Parties and Lender, and in connection with the preparation of all amendments, modifications, and waivers of consent with respect to this Agreement, including reasonable attorneys' fees.

GOVERNING LAW/PARTIAL ILLEGALITY. This Agreement and the Related Documents are and will be governed by, and the rights of the Parties will be determined by the laws of the state of Arizona except to the extent that federal law controls. If any part, term, or provision of this Agreement is determined to be illegal or in conflict with state or federal law, the validity of the remaining portion or provisions of this Agreement will not be affected, unless the stricken portion or provision adversely affects Lender's risk of realizing Lender's anticipated return, in which case Lender may, in its sole discretion, deem the Loan matured.

NOTICES. All notices required under this Agreement must be in writing and will be considered given: (i) on the day of personal delivery, or (ii) one business day after deposit with a nationally recognized overnight courier service, or (iii) three business days after deposit with the United States Postal Service sent certified mail, return receipt requested. Any of these methods may be used to give notice. All notices must be sent to the party or parties entitled to notice at the addresses first set forth in this Agreement. Any Party may change its address for notice purposes on five days prior written notice to the other Parties.

INTEGRATION AND AMENDMENT. This Agreement and other written agreements among the Parties, including but not limited to the Related Documents, are the entire agreement of the Parties and will be interpreted as a group, one with the others. None of the Parties will be bound by anything not expressed in writing, and this Agreement cannot be modified except by a writing executed by those Parties burdened by the modification.

FURTHER ACTION. The Parties will, upon request of Lender, make, execute, acknowledge, and deliver to Lender the modified and additional instruments, documents, and agreements, and will take the further action that is reasonably required, to carry out the intent and purpose of this transaction.

CONTINUING EFFECT. Unless superseded by a later Business Loan Agreement, this Agreement will continue in full force and effect until all of the Parties' obligations to Lender are fully satisfied and the Loan and Indebtedness are fully repaid.

HEADINGS. All headings in this Agreement are included for reference only and do not have any effect on the interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed by the Parties using any number of copies of the Agreement. All executed copies taken together will be treated as a single Agreement.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

TRANSFERS. Borrower may not assign or transfer its rights or obligations under this Agreement without Lender's prior written consent. Lender may transfer its interest in Lender's sole discretion. Borrower waives all rights of offset and counterclaim Borrower has against Lender. The purchaser of a participation in the loan may enforce its interest regardless of any claims or defenses Borrower has against Lender.

JURISDICTION. The Parties agree to waive any objection to jurisdiction or venue on the ground that the Parties are not residents of Lender's locality. The Parties authorize any action brought to enforce the Parties' obligations to be instituted and prosecuted in any state court having jurisdiction or in the United States District Court for the District that includes Lender's location as set forth at the beginning of this Agreement. The Parties authorize Lender to elect the court at Lender's sole discretion.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the Related Documents.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. Borrower will be required to submit an annual Complete Tax Return.

Personal Guarantors are required to submit an annual Personal Financial Statement including all contingent liabilities and an annual Tax Return including all K-1 Schedules.

The borrower will be required to maintain a deposit account at Western State Bank throughout the life of the loan.

Borrower will be required to submit any other information deemed necessary by the Bank.

By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt of a copy hereof.

IMEDICOR, INC

Robert P McDermott Jr. 12/1/16

By: ROBERT P MCDERMOTT JR Date
Its: CEO/President

AGREEMENT OF GUARANTOR

Guarantor (i) acknowledges reading and understanding this Agreement; (ii) consents to the provisions of this Agreement relating to Borrower; (iii) agrees to furnish the Financial Statements to Lender that Lender reasonably requests; (iv) agrees to those portions of this Agreement that apply to Guarantor; (v) acknowledges that this Agreement has been freely executed without duress and after an opportunity to consult with counsel; and (vi) confirms that Guarantor received a copy of this Agreement, the Guaranty, and the other documents Guarantor requested.

JD Smith

JERRY SMITH Date
Individually

LENDER: Western State Bank

Shane Randall

By: Shane Randall Date
Its: Executive Vice President/Bank Manager

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$500,000.00	08-14-2017	07-15-2017	8280304	9070	0000185179-01	806	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: iCoreConnect Inc
13506 Summerport Prkwy 160
Windermere, FL 34786

Lender: Western State Bank
Scottsdale
7001 N Scottsdale Rd Ste 1000
Scottsdale, AZ 85253

Principal Amount: $500,000.00 **Date of Agreement: August 14, 2017**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note number 8280304 dated October 29, 2013 in the original amount of $250,000.00 increased to $500,000.00 on March 12, 2014, increased to $750,000.00 on September 9, 2014 and decreased to $500,000.00 on May 16, 2016 (Revolving Line of Credit) with a current principal balance of $498,000.00.

DESCRIPTION OF CHANGE IN TERMS. Extend the maturity date of the above listed Promissory Note from July 15, 2017 to July 15, 2018, at which time all outstanding principal plus all accrued unpaid interest will be due. In addition, Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 15, 2017, with all subsequent interest payments to be due on the same day of each month after that. The interest rate will remain variable at Wall Street Journal Prime + 1.00% with a floor rate of 6.50%.

Borrower's name has changed from iMedicor, Inc to iCoreConnect, Inc.

All other terms and conditions will remain the same as disclosed in the original Promissory Note agreement.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

ICORECONNECT INC

By: ______________________________
Robert P Mcdermott Jr, CEO/President of iCoreConnect Inc

x ______________________________
Jerry D Smith

LENDER:

WESTERN STATE BANK

x ______________________________
Shane Randall, EVP/Bank Manager